UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2025

Commission File Number: 001-41430

Pagaya Technologies Ltd.
(Exact name of registrant as specified in its charter)

Israel	98-1704718
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

335 Madison Ave, 16th Floor
New York, New York	10017
(Address of principal executive offices)	(Zip Code)
(646) 710-7714
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, no par value	PGY	The NASDAQ Stock Market LLC
Warrants to purchase Class A Ordinary Shares	PGYWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 5, 2025, Pagaya Technologies Ltd. (the “Company”) expects to file a registration statement on Form S-3SAR and corresponding prospectus (the "Registration Statement”). The Company is not offering or selling any securities under the Registration Statement.

The Registration Statement is being filed upon the expiration of the Company’s prior registration statement on Form F-3 (File No. 333-266228) solely to satisfy the Company’s existing obligations under a Registration Rights Agreement (as defined in the Registration Statement) and to register Class A Ordinary Shares, no par value, that may be issued by us upon exercise of the Company’s outstanding warrants, which were issued at the time that the Company went public in 2022.

Further, the Company is filing this Current Report on Form 8-K (this “Form 8-K”), including Exhibit 99.1, to present certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 12, 2025 (the “2024 Form 10-K”) to provide retrospective presentation of our unclassified balance sheet for the years ended December 31, 2024 and 2023 reflected in the 2024 Form 10-K. The updated financial information is attached as Exhibit 99.1 to this Current Report on Form 8-K, which the Company intends to incorporate by reference into a registration statement on Form S-3SAR expected to be filed by the Company on December 5, 2025.

The revised consolidated financial statements as of December 31, 2024 and 2023 and for each of the three years ended December 31, 2024 are presented in Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference. Except as specifically set forth herein as required to reflect the change in the Company’s balance sheet, this filing does not purport to update for any other information, developments, transactions, risks or any other known trends, events or uncertainties that have arisen since the 2024 Form 10-K was filed on March 12, 2025 or are otherwise known to the Company. This Form 8-K should be read in conjunction with the 2024 Form 10-K and any other subsequent filings with the SEC. These subsequent SEC filings contain important information regarding events, risks, developments and updates affecting the Company and its expectations that have occurred since the filing of the 2024 Form 10-K. The information contained herein is not an amendment to the 2024 Form 10-K or a restatement of the consolidated financial statements included therein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Revised Part II, Item 8, Financial Statements and Supplementary Data from Pagaya Technologies Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2024, retrospectively updated solely to reflect the unclassified balance sheet presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAGAYA TECHNOLOGIES LTD.

Date: December 5, 2025	By:	/s/ Evangelos Perros
	Name:	Evangelos Perros
	Title:	Chief Financial Officer